UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2014
Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)

(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends our Current Report on Form 8-K filed on October 31, 2014 (the “Original Form 8-K”) in which we described the following agreements under Item 1.01 Entry into a Material Definitive Agreement: (i) the Share Purchase Agreement (the “Share Purchase Agreement”) dated October 31, 2014 between GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), City Index Group Limited, a company incorporated and registered in England and Wales (the “Seller”), INCAP Gaming B.V., a company incorporated and registered in The Netherlands (“INCAP”), and IPGL Limited, a company incorporated and registered in England and Wales (“IPGL”), (ii) the Stockholders’ Agreement between the Company, Seller, INCAP, Francisco Partners II, L.P., Sun Luxco I, Sarl and Sun Luxco II Sarl dated as of October 31, 2014, (iii) the Convertible Notes Indenture between the Company and The Bank of New York Mellon, a New York banking corporation, to be dated on or about the closing of the Share Purchase Agreement, and (iv) the Registration Rights Agreement (the “RRA”) between the Company, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners Principals Fund, L.P., VP New York Venture Partners, L.P., the Seller and INCAP, to be entered into on the date of the closing of the Share Purchase Agreement. The purpose of this amendment is (1) to revise the description of the RRA to clarify the parties to the RRA, as described more fully in Item 1.01 Entry into a Material Definitive Agreement and Item 1.02 Termination of a Material Definitive Agreement herein and (2) to file the agreements described in (i) through (iv) above as exhibits 2.1, 4.1, 10.1 and 10.2 to this report.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, the Company will enter into a Registration Rights Agreement (the “RRA”) with VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners Principals Fund, L.P., VP New York Venture Partners, L.P. (collectively, the “Other Investors”), the Seller and INCAP. At the time the Company entered into the Share Purchase Agreement with the Seller, INCAP and IPGL, it was contemplated that Edison Venture Fund IV SBIC, L.P. and Edison Partners IV SBIC, LLC (together, the “Edison Entities”) would be parties to the RRA. However, the Edison Entities have since divested their holdings in the Company and will therefore not be parties to the RRA. Pursuant to the terms of the RRA, upon the request of the Seller, any Other Investor or other parties to the RRA holding at least 30% of the Common Stock and the Convertible Notes (calculated on an as-converted-to-Common-Stock basis) subject to the RRA (the “Registrable Securities”), the Company must use its reasonable best efforts to prepare and file a registration statement registering the offer and sale of the number of shares of Registrable Securities requested to be registered in such request. Neither the Other Investors (taken together) nor the Seller may request a registration of Registrable Securities more than twice and Seller may not request a registration of Registrable Securities prior to the second anniversary of the Closing Date. The Seller’s and the Other Investors’ registration rights are also subject to additional limitations, including a limitation that no registration is required by the Company unless the anticipated aggregate price to the public (after deduction for underwriter’s discounts and expenses related to the issuance) of the Registrable Securities requested to be registered is equal to or greater than $20,000,000. The Company must also use reasonable best efforts to file and cause to become effective a shelf registration statement registering all Registrable Securities within six months of the Closing Date. The Seller and the Other Investors also have customary piggy-back registration rights under the RRA.

Concurrently with the entry into the RRA by the Company, the Other Investors, the Seller and INCAP, the Amended and Restated Investor Rights Agreement dated January 11, 2008 among the Company, the Other Investors, the Edison Entities, Mark Galant, The Mark E. Galant 2007 GRAT, Cross Atlantic Technology Fund, L.P., Blue Rock Capital, L.P., Tudor Ventures II, L.P., The Raptor Global Portfolio, Ltd., ALTAR Rock Fund L.P., 3i U.S. Growth Partners L.P. and 3i Technology Partners III L.P, as amended by the Amendment to the Investor Rights Agreement dated November 18, 2013 among the Company, the Other Investors and, Edison Venture Fund IV SBIC L.P. and Mark E. Galant (the “IRA”), pursuant to which the Other Investors had certain registration and other rights, will be automatically terminated.

Item 1.02	Termination of a Material Definitive Agreement.

The description of the termination of the IRA set forth in Item 1.01 above is incorporated by reference to this Item 1.02. The Other Investors are stockholders of the Company and certain of their affiliates are members of the Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1 Share Purchase Agreement dated October 31, 2014 between GAIN Capital Holdings, Inc., a Delaware corporation, City Index Group Limited, a company incorporated and registered in England and Wales, INCAP Gaming B.V., a company incorporated and registered in The Netherlands, and IPGL Limited, a company incorporated and registered in England and Wales.*

4.1 Convertible Notes Indenture between GAIN Capital Holdings, Inc., a Delaware Corporation, and The Bank of New York Mellon, a New York banking corporation, to be dated on or about the closing of the Share Purchase Agreement.

10.1 Stockholders’ Agreement between the GAIN Capital Holdings, Inc., a Delaware corporation, City Index Group Limited, a company incorporated and registered in England and Wales, INCAP Gaming B.V., a company incorporated and registered in The Netherlands, Francisco Partners II, L.P., Sun Luxco I, Sarl and Sun Luxco II Sarl dated as of October 31, 2014.

10.2 Registration Rights Agreement between GAIN Capital Holdings, Inc., a Delaware corporation, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners Principals Fund, L.P., VP New York Venture Partners, L.P., City Index Group Limited, a company incorporated and registered in England and Wales and INCAP, to be entered into on the date of the closing of the Share Purchase Agreement.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2015

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego A. Rotsztain
Name:	Diego A. Rotsztain
Title:	General Counsel and Secretary

Exhibit Index

2.1
Share Purchase Agreement dated October 31, 2014 between GAIN Capital Holdings, Inc., a Delaware corporation, City Index Group Limited, a company incorporated and registered in England and Wales, INCAP Gaming B.V., a company incorporated and registered in The Netherlands, and IPGL Limited, a company incorporated and registered in England and Wales.*

4.1
Convertible Notes Indenture between GAIN Capital Holdings, Inc., a Delaware Corporation, and The Bank of New York Mellon, a New York banking corporation, to be dated on or about the closing of the Share Purchase Agreement.

10.1
Stockholders’ Agreement between the GAIN Capital Holdings, Inc., a Delaware corporation, City Index Group Limited, a company incorporated and registered in England and Wales, INCAP Gaming B.V., a company incorporated and registered in The Netherlands, Francisco Partners II, L.P., Sun Luxco I, Sarl and Sun Luxco II Sarl dated as of October 31, 2014.

10.2
Registration Rights Agreement between GAIN Capital Holdings, Inc., a Delaware corporation, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners Principals Fund, L.P., VP New York Venture Partners, L.P., City Index Group Limited, a company incorporated and registered in England and Wales and INCAP, to be entered into on the date of the closing of the Share Purchase Agreement.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the SEC upon request.